Value Line Aggressive Income Trust

Supplement dated December 16, 2010 to
the Prospectus dated June 1, 2010

The second paragraph under the caption “Who manages the Fund” on page 7 is hereby deleted and replaced with the following:

Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager with the Adviser or Value Line since 2001 and has been one of the Fund’s portfolio managers since December 2010.  Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been one of the Fund’s portfolio managers since December 2010..  From May 2008 until December 2008, she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management.  From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd. There is additional information in the Statement of Additional Information about Mr. Geffen’s and Ms. Rosenberg’s compensation, other accounts they manage and their ownership of Fund shares.

The section under the caption “Portfolio management” on page 13 is hereby deleted and replaced with the following:

Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager with the Adviser or Value Line since 2001 and has been one of the Fund’s portfolio managers since December 2010.  Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been one of the Fund’s portfolio managers since December 2010..  From May 2008 until December 2008, she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management.  From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd. There is additional information in the Statement of Additional Information about Mr. Geffen’s and Ms. Rosenberg’s compensation, other accounts they manage and their ownership of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE

Value Line Aggressive Income Trust

Supplement dated December 16, 2010 to
The Statement of Additional Information dated June 1, 2010

The section under the caption “Portfolio Managers” on pages B-19 - B-20 is hereby deleted and replaced with the following:

Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation

Each portfolio manager employed by the Adviser receives a fixed base salary.  In addition, a manager may receive an annual bonus in the Adviser’s discretion.  Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed

Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of five other Value Line mutual funds with combined total assets at November 30, 2010 of approximately $714 million. Liane Rosenberg is primarily or jointly responsible for the day-to-day management of three other Value Line mutual funds with combined total assets at November 30, 2010 of approximately $204 million.

Material Conflicts of Interest

The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities

Neither of the portfolio managers owns any shares of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE